UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 26, 2011

Dynamic Materials Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8328	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5405 Spine Road
Boulder, Colorado  80301
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Dynamic Materials Corporation (the “Company”) was held on May 26, 2011.  At the Annual Meeting, the stockholders of the Company (i) elected the persons listed below to serve as directors of the Company until the 2012 Annual Meeting of Stockholders; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; (iii) approved, by a non-binding advisory vote, the compensation of the Company’s executive officers; and (iv) recommended, by a non-binding advisory vote, the frequency of the advisory vote on the compensation of the Company’s executive officers.

The Company had 13,330,698 shares of Common Stock outstanding as of April 6, 2011, the record date for the Annual Meeting.  At the Annual Meeting, holders of a total of 11,929,959 shares of Common Stock were present in person or represented by proxy.  The following sets forth information regarding the results of the voting at the Annual Meeting:

Proposal 1                                        The stockholders elected each of the eight nominees to the Board of Directors for a one-year term.  The voting results were as follows:

Name	Shares Voted “For”	Shares Withheld	Broker Non-Votes
Dean K. Allen	8,500,868	338,907	3,090,184
Yvon Pierre Cariou	8,662,304	177,471	3,090,184
Robert A. Cohen	8,656,372	183,403	3,090,184
James. J Ferris	8,616,801	222,974	3,090,184
Richard P. Graff	8,658,227	181,548	3,090,184
Bernard Hueber	8,615,371	224,404	3,090,184
Gerard Munera	8,493,744	346,031	3,090,184
Rolf Rospek	8,656,041	183,734	3,090,184

Proposal 2                                        The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  The voting results were as follows:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
11,661,249	228,245	40,465	0

Proposal 3                                        The stockholders approved, by a non-binding advisory vote, the compensation of the Company’s executive officers.  The voting results were as follows:

Shares Voted “For”	Shares Voted “Against”	Shares Voted “Abstain”	Broker Non-Votes
7,703,345	687,643	448,787	3,090,184

Proposal 4                                        The stockholders recommended, by a non-binding advisory vote, the frequency of the advisory vote on the compensation of the Company’s executive officers.  The voting results were as follows:

Shares Voted “Every One Year”	Shares Voted “Every Two Years”	Shares Voted “Every Three Years”	Shares Voted “Abstain”	Broker Non-Votes
4,938,841	240,304	3,223,236	437,394	3,090,184

(d)  Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation.  The Company’s stockholders voted, by a majority of votes cast at the meeting, on an advisory basis, to hold an advisory vote to approve the compensation of the Company’s executive officers every year.  In line with this recommendation by our stockholders, our board of directors has decided to include an advisory stockholder vote on executive compensation in our proxy materials every year until the next required advisory vote on the frequency of stockholder advisory votes on executive compensation, which will occur no later than our annual meeting of stockholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC MATERIALS CORPORATION

Dated: June 2, 2011	By:	/s/ Richard A. Santa
Richard A. Santa
Senior Vice President and Chief Financial
Officer